As filed with the Securities and Exchange Commission on August 5, 2005

Securities Act Registration No. [            ]

Investment Company Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Global Currency Strategy Income Fund Inc.

(Exact name of Registrant as Specified in Charter)

4 World Financial Center, 5th Floor, New York, NY 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-8118

Andrew J. Donohue, Esq.

IQ Investment Advisors LLC

4 World Financial Center, 5th Floor, New York, NY 10080

(Name and address of Agent for Service)

COPY TO:

Margery K. Neale, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069	[ ] [ ] [ ] [ ]

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐ when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value per share)	50,000 Shares	$20.00	$1,000,000	$117.70

(1)	Estimated solely for the purpose of calculating the registration fee.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated                     .

PROSPECTUS

[ ] Shares
Global Currency Strategy Income Fund Inc.
Common Stock $20.00 per Share

Global Currency Strategy Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares.

The Fund’s investment objective is to seek total returns through a portfolio comprised of long and short investments in instruments that provide exposure to selected foreign currencies (“Currency Investments”) and high quality, short term U.S. money market investments (“U.S. Money Market Investments”). The Currency Investments primarily are expected to be non-deliverable currency forward contracts, but also may include short-term foreign government obligations denominated in local currencies, currency swaps and other derivatives. In seeking to achieve its investment objective, the Fund will first invest all or substantially all of its assets in U.S. Money Market Investments to serve as collateral for its Currency Investments. Next, the Fund will employ a two-step investment process to create a long-short currency portfolio. First, the Fund will perform a series of screens to identify a pool of eligible foreign currencies and rank them from highest yielding to lowest yielding. Second, from this pool the Fund will make long investments in 7 to 12 of the highest yielding currencies and short investments in 7 to 12 of the lowest yielding currencies. The Fund currently expects to rebalance its Currency Investments on a quarterly basis. The Fund’s long-short currency strategy employs leverage, and the amount of the Fund’s long Currency Investments and short Currency Investments is each currently expected to be approximately equal to the amount of the Fund’s U.S. Money Market Investments each time the Fund’s portfolio is rebalanced. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

This prospectus relates to the offering of securities of the Fund, for which the Fund intends to apply for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “GCF.”

Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund involves certain risks. The Fund will bear the risk of the foreign currencies increasing or decreasing in value in a manner that would be unfavorable to the Fund. Furthermore, the use of leverage can magnify the effects of changes in the value of the Fund, make the Fund more volatile, and cause investors in the Fund to lose more money in adverse environments. The Fund’s Currency Investments involve risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these instruments.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations” on page [19] of this prospectus.

	Per Share			Total(3)
Public offering price		$20.00		$	[	]

Sales load(1)	$	[	]	$	[	]

Proceeds, before expenses, to the Fund (2)	$	[	]	$	[	]

(1)	The Fund has agreed to pay its underwriters $[.00667] per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting.”
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $[ ].
(3)	The underwriters have an option to purchase up to an additional [ ] shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $[ ], $[ ], $[ ], and $[ ], respectively. See “Underwriting” on page [ ] of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call IQ Investment Advisors LLC at 877-449-4742.

The Fund’s annual and semi-annual reports (following the Fund’s completion of an annual or semi-annual period, as applicable) and other related materials will be available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC’s web site (http://www.sec.gov).

The shares will be ready for delivery on or about [            ].

Merrill Lynch & Co.

The date of this prospectus is [                    ].

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Room of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to Global Currency Strategy Income Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

Global Currency Strategy Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. See “Annual Repurchases of Securities.”

The Offering

The Fund is offering [            ] shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by [                    ], an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least [            ] shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [            ] shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to seek total returns through a portfolio comprised of (1) long and short investments in instruments that provide exposure to selected foreign currencies and (2) high quality, short-term U.S. Money Market Investments, including U.S Treasury securities, securities issued by U.S. Government agencies and instrumentalities, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances (collectively, “U.S. Money Market Investments”). There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

In seeking to achieve its investment objective, the Fund will first invest all or substantially all of its assets in high quality, short term U.S. money market investments. To the extent required, the U.S. Money Market Investments will serve as collateral for the Fund’s Currency Investments (as defined below). Next, the Fund will employ a two-step investment process to create a long-short currency portfolio. First, the Fund will perform a series of screens to identify a pool of eligible foreign currencies (the “Eligible Currencies”) and rank them from highest yielding to lowest yielding. In constructing this pool of Eligible Currencies, the subadvisor will review the global currency market and only select currencies from countries that have a well developed capital market infrastructure. Next, the subadvisor, relative to each country, will analyze political and economic factors that serve to further reduce the number of Eligible Currencies. The political factors include, but are not limited to, effective rule of law, relative level of democracy and political and governmental stability. The economic factors include, but are not limited to, currency liquidity, fiscal policy, independence of central bank, inclusion in the World Trade Organization and the size and growth of the country’s economy. Currently, this screening process yields approximately 25 Eligible Currencies. Some of the Eligible Currency may be issued by foreign governments that have a foreign currency long-term debt credit rating of below investment grade. See “Risk Factors and Special Considerations.” The pool of Eligible Currencies and their foreign currency long-term debt credit rating as of the date of this prospectus is set out in Appendix B of this prospectus. The Eligible Currencies may be expected to change over time.

The Fund will invest in the Eligible Currencies primarily by means of non-deliverable currency forward contracts, but also may use short-term foreign government obligations denominated in local currencies, currency swaps and other derivatives (“Currency Investments”). From the pool of Eligible Currencies, the Fund will make long investments in 7 to 12 of the highest yielding Eligible Currencies and short investments in 7 to 12 of the lowest yielding Eligible Currencies. In selecting its long and short Currency Investments, the Fund may also consider additional factors including but not limited to liquidity, and historical volatility. The Fund’s long-short currency strategy employs leverage. The Fund currently expects to rebalance its Currency Investments on a quarterly basis.

The amount of each of the Fund’s long Currency Investments and short Currency Investments is currently expected to be approximately equal to the amount of the Fund’s U.S. Money Market Investments each time the Fund’s portfolio is rebalanced. The Fund will actively monitor its portfolio and will adjust its holdings in accordance with a risk reduction methodology intended to reduce or eliminate certain Currency Investments when it appears that a trend may start or continue to cause a Currency Investment to lose value. There can be no assurances that the risk reduction methodology will work as intended.

The Fund’s Currency Investments are currently expected to consist primarily of non-deliverable currency forward contracts (“NDFs”). NDFs are short-term cash settled forward contracts that enable counterparties to gain exposure to the movements of a particular currency over selected periods of time (generally three months in the case of the Fund). A NDF generally does not require any initial cash outlay by the Fund, and all of the Fund’s NDFs will be collateralized by the Fund’s U.S. Money Market Investments.

Each NDF entered into by the Fund will identify a specific “contract settlement rate”, generally equal to or approximately equal to the forward price of the underlying currency on or about the maturity date of the NDF. The Fund will be identified as the “currency buyer” on its long NDF positions and as the “currency seller” on its short NDF positions. The Fund will earn a positive return from a long NDF position if the underlying currency exchange rate on or about the NDF settlement date is less than the contract settlement rate established at the NDF’s commencement. Conversely, the Fund will lose money from a long NDF position if the underlying currency exchange rate on or about the NDF settlement date is greater than the contract settlement rate established at the NDF’s commencement. Similarly, the Fund will earn a positive return from a short NDF position if the underlying currency exchange rate on or about the NDF settlement date is greater than the contract settlement rate established at the NDF’s commencement, and will lose money if the underlying currency exchange rate on or about the NDF settlement date is less than the contract settlement rate established at the NDF’s commencement.

To the extent required, the Fund will segregate its U.S. Money Market Investments as collateral to cover its Currency Investments. NDFs, for example, are marked-to-market on a daily basis, and the Fund will be required to segregate assets in an amount equal to the Fund’s net obligations, if any, under the NDFs. As a result of their segregation, the U.S. Money Market Investments may not be used for other operational purposes. See “Risk Factors and Special Considerations—Risk of Leverage.”

Under normal circumstances, on each rebalancing date the Fund’s net exposure (i.e., the amount of long Currency Investments minus the amount of short Currency Investments to Eligible Currencies issued by foreign governments with a sovereign debt credit rating of below investment grade will not exceed 25% of its net assets and the Fund’s net exposure to a single geographic region will not exceed 40% of its net assets. In addition, the Fund’s net exposure to any single foreign currency will not exceed 15% of its net assets. These policies are not fundamental policies and therefore may be changed without stockholder approval.

In pursuing its investment objective, it is anticipated that a portion of the Fund’s income, if any, will be generated from the U.S. Money Market Investments, with the remaining portion generated by any positive returns from the Fund’s long and short Currency Investments.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. See “Investment Strategy” and “Investment Restrictions” for more information about the Fund’s investment strategy.

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Strategy Risk.    Changes in the relative value of foreign currencies and foreign currency exchange rates will affect the value of the Fund’s portfolio holdings. Generally, if the U.S. dollar appreciates beyond a forward foreign exchange contract rate, a long Currency Investment in that foreign currency will lose value and a short Currency Investment in that foreign currency will increase in value because the currency is worth fewer U.S. dollars. If the U.S. dollar depreciates beyond the forward foreign exchange contract rate, a short Currency Investment in a foreign currency loses value and a long Currency Investment in that currency increases in value because the currency is worth more U.S. dollars. There can be no assurance that the currencies selected for long and short positions will move against the U.S. dollar in the manner anticipated.

Currency Risk.    The value of any currency, including the Eligible Currencies and the U.S. dollar, may be affected by complex political and economic factors. The exchange rate of each Eligible Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Eligible Currency and the United States, including economic and political developments in other countries. Of particular importance are the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such countries, the United States and other countries important to international trade and finance.

Governments, including those issuing the Eligible Currencies, may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the Currency Investments could be affected by the actions of sovereign governments which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

The interbank market in foreign currencies is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which the Eligible

Currencies and U.S. dollar are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of shares of the Fund.

Emerging Market Risk.    A substantial portion of the Fund’s long position in Currency Investments may be in the currencies of countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. The risks of investments are usually much greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations. In addition, the currencies of many of these countries may have far lower trading volumes and less liquidity than the currencies of developed nations.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, which may in turn diminish the value of their currencies.

Interest Rate Risk.    Interest rate risk is the risk that prices of fixed income securities, including the U.S. Money Market Investments, generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if interest rates rise sharply in a manner not anticipated by the Fund.

Risk of Leverage.    The leveraged exposure created by the Fund’s investment in Currency Investments presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage will require the Fund to segregate assets to cover its exposure (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

Risks Related to Derivatives.    The Fund’s use of derivatives, including NDFs, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Fund correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. As the Fund’s Currency Investments are primarily expected to be over-the-counter derivatives transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. The Fund may have contractual remedies pursuant to a derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying currencies. In addition, any increase or decrease in the value of the Currency Investments may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing Currency Investments or to realize amounts to be received under such contracts.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources (“qualifying income”). The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Foreign Debt Risk.    Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Certain Risks of Holding Fund Assets Outside the United States.    The Fund may hold foreign securities in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank or depository, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Quarterly Distribution Policy.    The Fund intends to pay a quarterly distribution of at least approximately [    ]% of the initial public offering price of the Fund’s shares (for a total of at least [    ]% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or after [                    ], the aggregate quarterly distributions made during the Fund’s first calendar year of operations are expected to be less than [    ]% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the

Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the New York Stock Exchange (“NYSE”), and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns. See “Risk Factors and Special Considerations—Principal Risks—Annual Repurchases of Securities.”

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations.”

Listing of Shares	The Fund intends to apply to list its shares on the NYSE under the ticker symbol “GCF” and will be required to meet the NYSE’s continued listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser. In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of [    ]% of the Fund’s average daily net assets but excluding any net assets attributable to leveraging transactions (the “Management Fee”). In addition, the Adviser will compensate the subadviser. The Adviser is recently formed and has a limited operating history.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The

Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of [    %] of the Fund’s average daily net assets but excluding any net assets attributable to leveraging transactions.

Distributions

The Fund intends to pay a quarterly distribution of at least approximately [    ]% of the initial public offering price of the Fund’s shares (for a total of at least [    ]% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. It is anticipated that a significant part of the Fund’s distributions will consist of short-term capital gains on its investment in foreign currencies, and, as a result, the amount of the Fund’s distributions will depend to a significant extent on the performance of such currencies.

Because the Fund expects to commence its investment operations on or after [                    ], the aggregate quarterly distributions made during the Fund’s first calendar year of operations are expected to be less than [ ]% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

The Fund’s initial distribution to stockholders is expected to be declared approximately [    ] days, and paid approximately [    ] days, from the completion of this offering, depending upon market conditions.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions

(e.g., to monthly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Tax Aspects

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually.

Distributions that are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, generally will be taxable to the stockholders as ordinary income distributions. Distributions made from an excess of net long-term capital gains over net short-term capital losses will be taxable to the stockholders as capital gains dividends.

Please refer to “U.S. Federal Income Tax Considerations” for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisors on any potential state or local income tax effects of an investment in the Fund.

Anti-takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities.”

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan.”

Conflicts of Interest

The investment activities of the Adviser, the Subadviser, [            ] and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund. See “Conflicts of Interest.”

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	.20%
Dividend Reinvestment Plan Fees	None (2)
Repurchase Fee (as a percentage of repurchase proceeds)(3)	2.00%

Annual Fund Expenses (as a percentage of net assets attributable to shares of common stock):

Management Fee(4)%
Other Expenses(5)%

Total Annual Expenses	%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $.04 per share of common stock (.20% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the [$.00667] per share partial reimbursement of expenses to the underwriters is included. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your shares held in a dividend reinvestment account.
(3)	The Fund may deduct from the repurchase proceeds a repurchase fee, not to exceed 2.0% of the proceeds, that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.
(4)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements.”
(5)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment, assuming total annual expenses of [        ]%) and a 5% annual return throughout the periods.

1 year	3 years			5 years			10 years
$[ ]	$	[	]	$	[	]	$	[	]

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately [            ] shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

Global Currency Strategy Income Fund Inc. (the “Fund”) is a corporation that was organized under the laws of the State of Maryland on [                    ], 2005, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities.” The Fund expects to commence its investment operations on or after [                    ]. The Fund’s principal office, including its office for service of process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

THE OFFERING

The Fund is offering [            ] shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by [                    ]. An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [            ] shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $[            ] (or approximately $[            ] assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $[            ] and the deduction of the sales load. IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”), has agreed to pay the amount by which the offering costs (other than the sales load, but including the [$.00667] per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take approximately one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total returns through a portfolio comprised of (1) long and short investments in instruments that provide exposure to selected foreign currencies and (2) high quality, short-term U.S. money market investments, including U.S Treasury securities, securities issued by U.S. Government agencies and instrumentalities, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic company), short-term debt obligations of corporate issuers, and certificates of deposit and bankers’ acceptances (collectively, “U.S. Money Market Investments”). There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

In seeking to achieve its investment objective, the Fund will first invest all or substantially all of it assets in high quality, short term U.S. Money Market Investments. To the extent required, the U.S. Money Market Investments will serve as collateral for the Fund’s Currency Investments (as defined below). Next, the Fund will employ a two-step investment process to create a long-short currency portfolio. First, the Fund will perform a series of screens to identify a pool of eligible foreign currencies (the “Eligible Currencies”) and rank them from highest yielding to lowest yielding. In constructing this pool of Eligible Currencies, the subadvisor will review the global currency market and only select currencies from countries that have a well developed capital market infrastructure. Next, the subadvisor, relative to each country, will analyze political and economic factors that serve to further reduce the number of Eligible Currencies. The political factors include, but are not limited to, effective rule of law, relative level of democracy and political and governmental stability. The economic factors include, but are not limited to, currency liquidity, fiscal policy, independence of central bank, inclusion in the World Trade Organization and the size and growth of the country’s economy. Currently, this screening process yields approximately 25 Eligible Currencies. Some of the Eligible Currency may be issued by foreign governments that have a foreign currency long-term debt credit rating of below investment grade. See “Risk Factors and Special Considerations.” The pool of Eligible Currencies and their foreign currency long-term debt credit rating as of the date of this prospectus is set out in Appendix B of this prospectus. The Eligible Currencies may be expected to change over time.

The Fund will invest in the Eligible Currencies primarily by means of non-deliverable currency forward contracts, but also may use short-term foreign government obligations denominated in local currencies, currency swaps and other derivatives (“Currency Investments”). From the pool of Eligible Currencies, the Fund will make long investments in 7 to 12 of the highest yielding Eligible Currencies and short investments in 7 to 12 of the lowest yielding Eligible Currencies. In selecting its long and short Currency Investments, the Fund may also consider additional factors including but not limited to liquidity and historical volatility. The Fund’s long-short currency strategy employs leverage. The Fund currently expects to rebalance its Currency Investments on a quarterly basis.

The amount of each of the Fund’s long Currency Investments and short Currency Investments is currently expected to be approximately equal to the amount of the Fund’s U.S. Money Market Investments each time the Fund’s portfolio is rebalanced. The Fund will actively monitor its portfolio and will adjust its holdings in accordance with a risk reduction methodology intended to reduce or eliminate certain Currency Investments when it appears that a trend may start or continue to cause a Currency Investment to lose value. There can be no assurances that the subadviser’s risk reduction methodology will work as intended.

Under normal circumstances, on each rebalancing date the Fund’s net exposure (i.e., the amount of long Currency Investments exposure minus the amount of short Currency Investments exposure) to Eligible Currencies issued by foreign governments with a foreign currency long-term credit rating of below investment grade will not exceed 25% of its net assets and the Fund’s net exposure to a single geographic region will not exceed 40% of its net assets. In addition, the Fund’s net exposure to any single foreign currency will not exceed 15% of its net assets. These policies are not fundamental policies and therefore may be changed without stockholder approval.

In pursuing its investment objective, it is anticipated that a portion of the Fund’s income, if any, will be generated from the U.S. Money Market Investments, with the remaining portion generated by any positive returns from the Fund’s long and short Currency Investments.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved.

U.S. Money Market Investments

U.S. Government Obligations.    The Fund may invest in U.S. Government debt instruments, including bills, notes and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the U.S. Government. These debt obligations differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. Government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States, such as obligations of the Government National Mortgage Association, the Farmers Home Administration or the Export-Import Bank; (ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Association, or the Tennessee Valley Authority; and (iii) the authority of the U.S. Government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association, the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Other Money Market Instruments.    In addition to U.S. Government debt instruments, the Fund may hold other money market instruments, including commercial paper (short-term, unsecured, negotiable promissory notes of a domestic company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances.

Currency Investments

NDFs.    The Fund’s Currency Investments are currently expected to consist primarily of non-deliverable currency forward contracts (“NDFs”). NDFs are short-term cash settled forward contracts that enable counterparties to gain exposure to the movements of a particular currency over selected periods of time (generally three months in the case of the Fund). A NDF generally does not require any initial cash outlay by the Fund, and all of the Fund’s NDFs will be collateralized by the Fund’s U.S. Money Market Investments. Each NDF entered into by the Fund will identify a specific “contract settlement rate”, generally equal to or approximately equal to the forward price of the underlying currency on or about the maturity date of the NDF. The Fund will be identified as the “currency buyer” on its long NDF positions and as the “currency seller” on its short NDF positions. The Fund will earn a positive return from a long NDF position if the underlying currency exchange rate on or about the NDF settlement date is less than the contract settlement rate established at the NDF’s commencement. Conversely, the Fund will lose money from a long NDF position if the underlying currency exchange rate on or about the NDF settlement date is greater than the contract settlement rate established at the NDF’s commencement. Similarly, the Fund will earn a positive return from a short NDF position if the underlying currency exchange rate on or about the NDF settlement date is greater than the contract settlement rate established at the NDF’s commencement, and will lose money if the underlying currency exchange rate on or about the NDF settlement date is less than the contract settlement rate established at the NDF’s commencement.

Swaps.    The Fund may enter into long and short currency positions using swap contracts that are frequently referred to as “bullet swaps.” Under a bullet swap contract, the Fund will, at the end of the term of the swap contract, make a payment that is based on a fixed currency rate in exchange for a payment from the swap counterparty that is based on the prevailing currency rate. Each bullet swap contract will have a term of approximately three months, however, the subadviser in its discretion may terminate a swap contract prior to its term, subject to a termination fee that is in addition to the Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, the Fund will enter into a new swap contract. The Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

Segregation of Assets.    The Fund will segregate its U.S. Money Market Investments as collateral to cover its Currency Investments. NDFs, for example, are marked-to-market on a daily basis, and the Fund will be required to segregate assets in an amount equal to the Fund’s net obligations, if any, under the NDFs. As a result of their segregation, the U.S. Money Market Investments may not be used for other operational purposes. See “Risk Factors and Special Considerations—Risk of Leverage.” The subadviser will monitor the Fund’s use of Currency Investments and will manage the Fund’s portfolio investments to assure that the Fund maintains segregated assets in an amount sufficient to cover the Fund’s exposure created by their use. If the subadviser believes that the Fund will be unable to maintain assets in an amount sufficient to cover its exposure under these investments, the subadviser will determine, in consultation with the Adviser, the appropriate course of action, which may include the sale of the Fund’s portfolio investments or the termination of the Currency Investments.

Foreign Government Debt.    The Fund may invest in foreign government debt securities. Foreign government debt securities include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies supranational entities and other governmental entities of foreign countries denominated in the currency of such country. Debt securities of “quasi-governmental entities” are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government’s “full faith and credit” and general taxing powers. Examples of quasi-government issuers may include, among others, the Province of Ontario and the City of Stockholm. A “supranational entity” is an entity constituted by the national governments of several countries to promote economic development. Such supranational entities may include, for example, the World Bank, the European Investment Bank and the Asian Development Bank. Foreign Government Debt may also include mortgage-backed securities issued by foreign quasi-governmental entities.

Money Market Investments

The Fund should be expected to use its Money Market Investments, for fund management purposes, including paying fees and expenses of the Fund. Money Market Investments are short-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Strategy Risk.    Changes in the relative value of foreign currencies and foreign currency exchange rates will affect the value of the Fund’s portfolio holdings. Generally, if the U.S. dollar appreciates beyond a forward foreign exchange contract rate, a long Currency Investment in that foreign currency will lose value and a short Currency Investment in that foreign currency will increase in value because the currency is worth fewer U.S. dollars. If the U.S. dollar depreciates beyond the forward foreign exchange contract rate, a short Currency Investment in a foreign currency loses value and a long Currency Investment in that currency increases in value because the currency is worth more U.S. dollars. There can be no assurance that the currencies selected for long and short positions will move against the U.S. dollar in the manner anticipated.

Currency Risk.    The value of any currency, including the Eligible Currencies and the U.S. dollar, may be affected by complex political and economic factors. The exchange rate of each Eligible Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Eligible Currency and the United States, including economic and political developments in other countries. Of particular importance are the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such countries, the United States and other countries important to international trade and finance.

Governments, including those issuing the Eligible Currencies, may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the Currency Investments could be affected by the actions of sovereign governments which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

The interbank market in foreign currencies is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which the Eligible Currencies and U.S. dollar are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of shares of the Fund.

Emerging Market Risk.    A substantial portion of the Fund’s long position in Currency Investments may be in the currencies of countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. The risks of investments are usually much greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations. In addition, the currencies of many of these countries may have far lower trading volumes and less liquidity than the currencies of developed nations.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, which may in turn diminish the value of their currencies.

Interest Rate Risk.    Interest rate risk is the risk that prices of fixed income securities, including the U.S. Money Market Investments, generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if interest rates rise sharply in a manner not anticipated by the Fund.

Risk of Leverage.    The leveraged exposure created by the Fund’s investment in Currency Investments presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage will require the Fund to segregate assets to cover its exposure (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

Risks Related to Derivatives.    The Fund’s use of derivatives, including NDFs, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Fund correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. As the Fund’s Capital Currency Investments are primarily expected to be over-the-counter derivatives transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. The Fund may have contractual remedies pursuant to a derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying currencies. In addition, any increase or decrease in the value of the Currency Investments may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing Currency Investments or to realize amounts to be received under such contracts.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources (“qualifying income”). The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Foreign Debt Risk.    Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Certain Risks of Holding Fund Assets Outside the United States.    The Fund may hold foreign securities in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank or depository, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Quarterly Distribution Policy.    The Fund intends to pay a quarterly distribution of at least approximately [    ]% of the initial public offering price of the Fund’s shares (for a total of at least [    ]% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or after [            ], the aggregate quarterly distributions made during the Fund’s first calendar year of operations are expected to be less than [    ]% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the New York Stock Exchange (“NYSE”), and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns. See “Risk Factors and Special Considerations—Principal Risks—Annual Repurchases of Securities.”

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible.

Other Risks

Borrowing and Debt Risk.    While it is not presently the intention of the Fund to borrow money for investment purposes, the Fund may borrow money from banks or through reverse repurchase agreements, for temporary or emergency non-investment purposes, but not in excess of 33 1/3% of the Fund’s total assets. The costs associated with such borrowings may reduce the Fund’s returns. The issuance of debt securities by the Fund would involve offering expenses and other costs. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for distributions on common stock. In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition, which may affect the Fund’s ability to pay distributions on common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings.

Liquidity/Listing of Fund’s Shares.    Although the Fund intends to apply to list its shares on the NYSE, there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, the NDFs, swap contracts, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” OTC derivative instruments used by the Fund will be considered illiquid unless the OTC derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these OTC option’s agreements. The “cover” for an OTC derivative instrument subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser and the subadviser pursuant to guidelines approved by the Board. The Adviser and the subadviser take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser and the subadviser monitor the liquidity of securities in the Fund’s portfolio and report periodically on such decisions to the Board.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Advisers deem it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Adviser and the subadviser deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser and the subadviser. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser and the subadviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Adviser and the subadviser to be in the Fund’s interest.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Adviser or the subadviser to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Segregated Accounts.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including swap contracts and the purchase of securities on when-issued or delayed delivery basis, forward contracts or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets (including the currency markets) could adversely affect the market prices of the Fund’s investments, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Classify and Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities.”

Anti-Takeover Provisions.    The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page [    ] of this prospectus and the Fund’s charter and Bylaws.

* * *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund intends to apply to list its shares on the NYSE under the ticker symbol “GCF” and will be required to meet the NYSE’s continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund has adopted a fundamental policy for its interval fund structure. See “Annual Repurchases of Securities.” Subject to such stockholder approval, the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, commodities or commodity contracts (other than currency related contracts), except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes short Currency Investments, purchases bonds, debentures or other debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this prospectus.

6.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to U.S. Money Market Investments or Currency Investments.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

7.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

8.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

9.	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Strategy” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with NDFs and financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser is owned and controlled by Merrill Lynch & Co., Inc. (“Merrill Lynch”). Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions.”

ANNUAL REPURCHASES OF SECURITIES

General.    The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer on or about [            ] from the date in which the Fund has invested substantially all of the proceeds of this offering in accordance with its investment strategies. The repurchase request deadline (as defined below) for the initial repurchase offer is expected to be [                     , 2006]. The periodic interval between repurchase request deadlines will be approximately 12 months.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations—Sale or Exchange of Fund Shares” for certain tax consequences of a repurchase of shares of common stock by the Fund.

Fundamental Policy Regarding Annual Repurchase Offers.    The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of

Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer (“repurchase request deadline”) will be on approximately the anniversary of the prior year’s repurchase request deadline pursuant to a policy approved by the Board. The date on which the repurchase price for shares is to be determined (the “repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.

Annual Repurchase Offer Procedures.    The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the sum of the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices are set at a price equal to the net asset value per share of the Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the then current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares is distributed within one week after the repurchase pricing date. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

While the Fund intends to conduct repurchase offers for its common stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments.

During repurchase offers, net asset value per share is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 pm, Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value.” Stockholders who wish to obtain the net asset value per share during this period should contact the Fund or their financial advisor.

DIRECTORS AND OFFICERS

The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held [            ] meetings.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has held [            ] meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (collectively, “IQ Advisors-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in IQ Advisors-Affiliate Advised Funds and public directorships held.

Biographical Information of the Interested Director of the Fund

Name, Address and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships

Biographical Information of the Executive Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of                     , 2005 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:

Non-Interested Directors:

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors for the fiscal year ending December 31, 2005 and the aggregate compensation paid to them from all the registered IQ Advisors-Affiliate Advised Funds for the calendar year ended December 31, 2004.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a recently formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has a limited operating history and as of                     , 2005 had approximately $             billion worth of assets under management. However, affiliates of the Adviser, including MLIM, as of              had a total of approximately $             billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of

[    ]% of an aggregate of the Fund’s average daily net assets but excluding any net assets attributable to leveraging transactions (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Initial Approval of the Management Agreement

[To Be Filed By Amendment]

The Subadviser

The Adviser has entered into a Subadvisory Agreement with Nuveen Asset Management (the “Subadviser” and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately [            ] billion of assets under management as of [            ], 2005. The Subadviser’s principal office, including its office for service of process, is located at 333 West Wacker Drive, Chicago, IL 60606.

The Portfolio Manager

[To Be Filed By Amendment]

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of [    ]% of an aggregate of the Fund’s net assets but excluding any net assets attributable to leveraging transactions. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

Initial Approval of the Subadvisory Agreement

[To Be Filed By Amendment]

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix A to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DISTRIBUTIONS

The Fund intends to pay a quarterly distribution of at least approximately [    ]% of the initial public offering price of the Fund’s shares (for a total of at least [    ]% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. It is anticipated that a significant part of the Fund’s distributions will consist of short-term capital gains on its investment in foreign currencies, and, as a result, the amount of the Fund’s distributions will depend to a significant extent on the performance of such currencies. Because the Fund expects to commence its investment operations on or after [            ], the aggregate quarterly distributions made during the Fund’s first calendar year of operations are expected to be less than [    ]% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.” The Fund’s initial distribution to stockholders is expected to be declared approximately [    ] days, and paid approximately [    ] days, from the completion of this offering, depending upon market conditions.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions (e.g., to monthly or quarterly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Section 19(a) of the Investment Company Act and Rule 19a-1 require the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to stockholders, such distribution may impact the Fund’s ability to pay the interest on Fund borrowings, if any should be outstanding.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund is based on the advice of Shearman & Sterling LLP, counsel to the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders are subject to U.S. federal income taxation on a net basis regardless of source and will hold shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings at the end of each quarter of each taxable year, including the requirement that: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income, which includes short-term (but not long-term) capital gains, and at least 90% of its net tax-exempt interest income, if any, in each year. The Fund believes that its investment strategies with respect to the Currency Investments will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which such regulations are applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate. Distributions made from an excess of net long-term capital gains over net short-term capital losses are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions.

To the extent that the Fund’s distributions for any taxable year exceed the Fund’s current and accumulated earnings and profits, such excess generally will be treated as a return of capital for U.S. federal income tax purposes to the extent of the stockholder’s basis in the shares and thus generally will not be taxable to the stockholder. If a distribution by the Fund is treated as a return of capital, such amount will reduce the stockholder’s adjusted tax basis in the shares and, correspondingly, increase the stockholder’s potential gain or reduce the stockholder’s potential loss from the sale of the shares. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash.

If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from a sale or other disposition of shares generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. There is a risk that stockholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Taxation of Capital Gains and Losses.    Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

Foreign Currency Transactions.    Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments, including forward contracts and futures contracts, attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. The Fund will pursue its investment objective in large part by entering into forward currency contracts. In addition, the Fund may enter into futures contracts on foreign currencies. Generally, foreign currency regulated futures contracts that qualify as “Section 1256 Contracts” will not be subject to ordinary income or loss treatment under Section 988 of the Code. Gains and losses from Section 1256 Contracts are marked to market annually and generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Any gain or loss realized by the Fund with respect to any forward currency contracts, or currency futures contracts that are not Section 1256 Contracts, will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss. The Fund intends to make such elections.

Foreign Taxes.    The Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders will not be entitled to claim a credit or deduction with respect to any foreign taxes paid by the Fund.

Tax Treatment of Losses.    For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such net capital losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed to stockholders. For U.S. federal income tax purposes, however, a RIC is not permitted to carry forward net operating losses to subsequent years.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions.” Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is currently contemplated that the Fund will pay quarterly dividends. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser, and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser and Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill

Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities or instruments held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund, subject to approval by the Board of Directors, may retain an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Subadviser generally enters into long positions and short positions with a three-month duration. Additionally, the Subadviser actively monitors the performance of the Fund’s portfolio and periodically adjusts its holdings based upon a proprietary risk reduction methodology. As a result, the Fund may have a higher portfolio turnover rate than other funds employing a “buy and hold” investment strategy. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Codes of Ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. [            ] is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement among the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite its name below.

Underwriter	Number of Shares

Total

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $[            ] per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[            ] per share to other dealers. There is a sales load or underwriting discount of $[            ] per share, which is equal to [        ]% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before [                    ].

The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share		Without Option	With Option
Public offering price		$20.00	$	$
Sales load	$		$	$
Proceeds, before expenses, to the Fund	$		$	$

The expenses of the offering, excluding sales load, are estimated at $[            ] and are payable by the Fund. The Fund has agreed to pay the underwriters $[.00667] per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed [.03335]% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $[.00667] per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to [                    ] additional shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund intends to apply to list its shares on the NYSE under the symbol “[            ].” In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that [            ] and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than [            ] may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions.”

The address of [            ] is [            ]. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock.    All shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date provided for in the charter or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Outstanding Securities.    The following table sets forth information with respect to the outstanding securities of the Fund as of [                            ].

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding as of , 2005
Common Stock	Shares

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at One Wall Street, New York, NY 10286. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected [            ] as its independent registered public accounting firm. [            ]’s principal business address is located at [            ].

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, New York, counsel to the Fund, and [            ], counsel to the underwriters. Shearman & Sterling LLP and [            ] may rely on the opinion of Venable LLP, Baltimore, Maryland, as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your financial adviser.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

A-1

APPENDIX B: LIST OF ELIGIBLE CURRENCIES

Description	OECD	Currency Ticker	Region	Foreign Currency Long-Term Debt Credit Rating
Israel	No	ILS	Africa/Middle.East	A-
South Africa	No	ZAR	Africa/Middle.East	BBB
Australia	Yes	AUD	Asia	AAA
Japan	Yes	JPY	Asia	A+
South Korea	Yes	KRW	Asia	A-
Malaysia	No	MYR	Asia	A-
New Zealand	Yes	NZD	Asia	AAA
Sweden	Yes	SEK	Europe	AAA
Singapore	No	SGD	Asia	AAA
Thailand	No	THB	Asia	BBB+
Taiwan	No	TWD	Asia	AA-
Switzerland	Yes	CHF	Europe	AAA
Czech Republic	Yes	CZK	Europe	A
Denmark	Yes	DKK	Europe	AAA
Euro	Yes	EUR	Europe	AAA
U.K.	Yes	GBP	Europe	AAA
Hungary	Yes	HUF	Europe	A
Norway	Yes	NOK	Europe	AAA
Poland	Yes	PLN	Europe	A-
Russia	No	RUB	Europe	BBB-
Slovakia	Yes	SKK	Europe	A-
Brazil	No	BRL	Latin America	BB
Chile	No	CLP	Latin America	A-
Columbia	No	COP	Latin America	BB
Canada	Yes	CAD	North America	AAA
Mexico	Yes	MXN	North America	BBB-
U.S.	Yes	USD	North America	AAA
Turkey	Yes	TRL	Europe	BB-

B-1

Through and including [            ] (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[            ] Shares

Global Currency Strategy Income Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

[                    ], 2005

Part C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1) Financial Statements:

Statement of assets and liabilities, dated as of [            ].

(2) Exhibits:

(2)(a)(1)	Articles of Incorporation.*

(2)(a)(2)	Articles of Amendment.†

(2)(b)	Bylaws.*

(2)(c)	Not Applicable.

(2)(d)	Form of Stock Certificate.†

(2)(e)	Form of Automatic Dividend Reinvestment Plan.†

(2)(f)	Not Applicable.

(2)(g)(1)	Form of Management Agreement.†

(2)(g)(2)	Form of Subadvisory Agreement.†

(2)(h)(1)	Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset Management and a group of underwriters led by [ ] (the “Underwriters”).†

(2)(i)	Not Applicable.

(2)(j)	Form of Custodian Agreement.†

(2)(k)(1)	Form of NYSE Listing Agreement.†

(2)(k)(2)	Power of Attorney.†

(2)(k)(3)	Form of Stock Transfer Agency Agreement.†

(2)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.†

(2)(m)	Not Applicable.

(2)(n)	Consent of [ ], independent registered public accounting firm for the Fund.†

(2)(o)	Not Applicable.

(2)(p)	Certificate of Initial Stockholder.†

(2)(q)	Not Applicable.

(2)(r)(1)	Code of Ethics of the Fund.(1)

(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.(1)

(2)(r)(3)	Code of Ethics of Nuveen Asset Management(2)

*	Filed herewith.
†	To be filed by amendment.
(1)	Incorporated herein by reference to the identically numbered exhibit of the Registration Statement of S&P® 500 GEAREDSM Fund Inc. on Form N-2 (File Nos. 333-118070 and 811-21611) filed on October 26, 2004.
(2)	Incorporated herein by reference to exhibit (2)(r)(3) of the Registration Statement of Defined Strategy Fund Inc. on Form N-2 (File Nos. 333-118453 and 811-21621) filed on December 22, 2004.

Item 26.    Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27.    Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$
New York Stock Exchange listing fee	$
Legal fees and expenses	$
Printing (other than stock certificates)	$
Stock certificates	$
NASD fees	$
Underwriters’ expense reimbursement	$
Miscellaneous	$

Total	$

Item 28.    Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or Nuveen Asset Management, the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a corporation that was formed under the laws of the State of Delaware on April 6, 1990. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801- 36793).

Item 29.    Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	(The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 30.    Indemnification

Indemnification of Officers and Directors.    Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification.    Please refer to Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, the Subadviser and the Underwriters. In Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, the Subadviser and the Underwriters, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify [            ] and each person, if any, who controls [            ] within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and [            ] pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and [            ] in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or [            ] in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Advisers

A description of the business of the Adviser and the Subadviser (collectively, the “Advisers”) is set out under the heading “Investment Advisory and Management Arrangements” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

The Adviser

Name	Position with Adviser	Other Affiliations
Mitchell M. Cox	President	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), First Vice President, Head of Global Private Client Market Investments and Origination; MLPFS, First Vice President, Head of Structured Products Origination and Sales.

Donald C. Burke	Treasurer	Merrill Lynch Investment Managers, L.P. (“MLIM”), First Vice President; MLIM and Fund Asset Management L.P. (“FAM”), Director.

Jeffrey Hiller	Chief Compliance Officer	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer at MLIM (Americas); Global Director of Compliance at Morgan Stanley Investment Management.

Michael Clark	Vice President	MLIM, Director of Product Development, Director of Fund Board Relations.

Satyanarayan Chada	Vice President	MLPFS, First Vice President and Director, Head of Global Private Client Structured Products Origination for the U.S.

The Subadviser

Name	Position with Subadviser	Other Affiliations
Timothy R. Schwertfeger	Chairman and Chief Executive Officer	Chairman and Director (since 1996) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., Nuveen Investments Holdings, Inc.

John P. Amboian	President and Director	President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan G. Berkshire	Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary of Nuveen Investments Advisors Inc.; Assistant Secretary of NWQ Investment Management Company, LLC and Secretary of Symphony Asset Management, LLC.

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2004) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; formerly, Head of Global Compliance (January 2004 – May 2004) Citadel Investment Group; Director, Midwest Regional Office (1994 – 2003) United States Securities and Exchange Commission.

Margaret E. Wilson	Senior Vice President, Finance	Senior Vice President, Finance of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc. and Nuveen Investments Holdings, Inc.

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), General Counsel and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 2000), of Nuveen Asset Management; Managing

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules and regulations thereunder are maintained at the offices of the Registrant at 4 World Financial Center, 5th Floor, New York, NY 10080; the Adviser at 800 Scudders Mill Road, Plainsboro, New Jersey 08536; the Subadviser at [            ]; the Custodian at Two Heritage Drive, North Quincy, Massachusetts 02171; or the Transfer Agent at 1 Wall Street, New York, New York 10286.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized person, in the City of New York, and the State of New York, on the 5th day of August, 2005.

Global Currency Strategy Income Fund Inc.

By:	/s/ MITCHELL M. COX
Name:	Mitchell M. Cox
Title:	President and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MITCHELL M. COX (Mitchell M. Cox)	President (Principal Executive Officer) and Director	August 5, 2005

/s/ DONALD C. BURKE (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)	August 5, 2005

EXHIBIT INDEX

Exhibit	Description
2(a)(1)	Articles of Incorporation

2(b)	Bylaws